UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AirTran Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 21, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The AirTran Holdings, Inc. Proxy Statement and 2007 Annual Report to Stockholders are available at www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 7, 2008 to facilitate timely delivery.

This Notice also constitutes Notice of the 2008 Annual Meeting of Stockholders.

To request material:      Internet: www.proxyvote.com       Telephone: 1-800-579-1639      **Email: sendmaterial@proxyvote.com

**	If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To view the materials on-line at proxyvote.com you must have the 12-digit control number.

AIRTRAN HOLDINGS, INC.

Vote In Person
AIRTRAN HOLDINGS, INC. 9955 AIRTRAN BLVD. ORLANDO, FL 32827	If as of March 24, 2008 you were a stockholder of record, you may vote in person at the annual meeting. If you held these shares in street name as of March 24, 2008, and have obtained a physical proxy executed in your favor from the holder of record then you may vote in person at the annual meeting.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Savings Time on May 20, 2008. Have your notice in hand when you access the website and follow the instructions.
BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

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Meeting Information

Meeting Type:	Annual
Meeting Date:	May 21, 2008
Meeting Time:	11:00 a.m.
For holders as of:	March 24, 2008
Matter to be voted on:	See Voting Items in this Notice
Meeting Location:	Charleston Place Hotel
205 Meeting Street
Charleston, SC 29401

Directions to attend the 2008 Annual Meeting of Stockholders can be obtained by calling AirTran Investor Relations at 407-318-5187.

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Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

1. To elect three (3) Class II directors to the Board of Directors to serve for a three year term and until their successors are elected and qualified.
NOMINEES:
01) G. Peter D’Aloia 02) Jere A. Drummond 03) John F. Fiedler
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2008.

g	0000 0000 0110
		23,456,789,012.00000
BROADRIDGE		00949PA99
FINANCIAL SOLUTIONS, INC.		P62460 - 01S
ATTENTION:		1
TEST PRINT		2
51 MERCEDES WAY		3 OF 4
EDGEWOOD, NY
11717

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